PROSPECTUS

MAY 1, 2006

[LOGO]

SOUND SHORE FUND SEEKS GROWTH OF CAPITAL USING A
VALUE-ORIENTED APPROACH. SHARES OF THE FUND ARE OFFERED TO INVESTORS WITHOUT ANY SALES CHARGE OR RULE 12B-1 (DISTRIBUTION) FEES.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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                                                              TABLE OF CONTENTS


           RISK/RETURN SUMMARY                                     2

                   INVESTMENT OBJECTIVE                            2
                   PRINCIPAL INVESTMENT STRATEGIES                 2
                   PRINCIPAL RISKS OF INVESTING IN THE FUND        3
                   WHO MAY WANT TO INVEST IN THE FUND              5

           PERFORMANCE                                             6

           FEE TABLES                                              8

           MANAGEMENT                                              9

           YOUR ACCOUNT                                           12

                   HOW TO CONTACT THE FUND                        12
                   GENERAL INFORMATION                            12
                   BUYING SHARES                                  15
                   SELLING SHARES                                 20
                   EXCHANGE PRIVILEGES                            23
                   RETIREMENT ACCOUNTS                            24

           OTHER INFORMATION                                      25

           FINANCIAL HIGHLIGHTS                                   27

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                                                            RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of Sound Shore Fund, Inc. (the "Fund") is growth of capital. Investments will be made based upon their potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to meet the Fund's investment objective of growth of capital, the investment adviser to the Fund, Sound Shore Management, Inc. (the "Adviser"), applies a "Value Investing" style to its purchase of predominantly "Large Cap" and "Mid Cap" common stocks. The Fund expects that for most periods a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks that are judged by the Adviser to have favorable value to price characteristics relative to their historic valuations and/or comparable companies.

The Adviser chooses investments in equity securities based on its judgment of fundamental value. Factors deemed particularly relevant in determining fundamental value include corporate earnings performance and expectations, historic price and earnings relationships, balance sheet characteristics and perceived management skills. Changes in economic and political outlooks, as well as individual corporate developments, influence specific security prices. When the Fund's investments lose their perceived value relative to other similar investments and investment alternatives, they are sold.

The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund

CONCEPTS TO UNDERSTAND

VALUE INVESTING means to invest in stocks whose market valuations are low relative to their historic valuations and/or comparable companies
MID CAP STOCKS are securities of companies the market value of which is between $1 billion and $10 billion at the time of investment
LARGE CAP STOCKS are securities of companies the market value of which is in excess of $10 billion
COMMON STOCK represents an equity or ownership interest in a company


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may assume a temporary defensive position and invest without limit in these instruments. As a result, the Fund may be unable to achieve its investment objective.

Current income, while considered important, will be secondary to the objective of capital growth. While most of the Fund's assets will be invested in common stock, the Fund may invest in other types of securities such as corporate debt securities, preferred stock and convertible securities. The Fund's investment in debt securities is not subject to any maturity limitations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency. You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:
  .  The stock market goes down

  .  Value stocks fall out of favor with the stock market

  .  The stock market continues to undervalue the stocks in the Fund's portfolio

  .  The Adviser's judgment as to the value of a stock proves to be wrong

RISKS ASSOCIATED WITH VALUE INVESTING

An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security's intrinsic value for a long time. There is also a risk

CONCEPTS TO UNDERSTAND

CORPORATE DEBT SECURITY is a security that obligates the issuer to pay the holder a specified sum of money at set intervals as well as repay the principal amount of the loan at its maturity
PREFERRED STOCK is stock that has preference over common stock to the company's dividends (and thus greater potential for income) and whose value generally fluctuates less than common stock
CONVERTIBLE SECURITY is a security such as preferred stock or bonds, which may be converted into a specified number of shares of common stock

                                                                             3

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that the securities the Adviser believes are undervalued are actually appropriately priced due to problems that are not yet apparent. The value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities and is therefore subject to the usual market risks of investment. In addition, the Fund's value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund's portfolio.

SPECIFIC RISKS OF MEDIUM SIZE COMPANIES

Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:
  . Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available

  . Securities of many medium size companies may be traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

  . Changes in the value of medium size company stocks may not mirror the fluctuation of the general market

  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an


4

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investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

CREDIT AND INTEREST RATE RISK

With respect to corporate debt securities, preferred stock and convertible securities, an increase in interest rates typically causes a fall in the value of such instruments. The longer a debt security's maturity, the more its value typically falls in response to an increase in interest rates. These investments are also subject to the risk that the financial condition of the issuer may cause it to default or become unable to pay interest or principal due on the security. To limit this risk, the Fund's investments in these securities are limited to "investment grade" - those rated within the top four categories by Moody's or Standard & Poor's.

WHO MAY WANT TO INVEST IN THE FUND

You may want to purchase shares of the Fund if:
  . You are willing to tolerate significant changes in the value of your investment

  .  You are pursuing a long-term goal

  . You are willing to accept higher short-term risk for potential long-term returns

The Fund may NOT be appropriate for you if:
  . You want an investment that pursues market trends or focuses only on particular sectors or industries

  .  You need regular income or stability of principal

  .  You are pursuing a short-term goal or investing emergency reserves


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                                                                    PERFORMANCE

The following chart and table illustrate the variability of the Fund's returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return of the Fund for the last ten years.

                                    [CHART]

   1996    1997   1998   1999    2000    2001    2002    2003    2004   2005
  ------  ------  -----  -----  ------  ------  ------  ------  ------  -----
  33.27%  36.40%  4.41%  0.05%  20.18%  -0.81%  -15.43% 31.74%  15.34%  6.81%

During the periods shown in the chart above, the highest calendar quarterly return was 21.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was -16.36% (for the quarter ended September 30, 2002).


6

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The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2005 to the S&P 500(R) Index.

    YEAR(S)                                         1 YEAR 5 YEARS 10 YEARS
    Return Before Taxes                             6.81%   6.36%   12.00%
    Return After Taxes on Distributions             5.56%   5.48%   10.85%
    Return After Taxes on Distributions and Sale of
     Fund Shares                                    5.64%   5.24%   10.16%
    S&P 500(R) Index/(1)/                           4.91%   0.54%    9.07%

/(1)/The S&P 500(R) Index is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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                                                                     FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases                None
      Maximum Deferred Sales Charge (Load)                            None
      Maximum Sales Charge (Load) Imposed on Reinvested Distributions None
      Redemption Fee                                                  None
      Exchange Fee                                                    None
      Maximum Account Fee                                             None

              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                Management Fees                             0.75%
                Distribution (12b-1) Fees                    None
                Other Expenses                              0.18%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(1)/   0.93%

/(1)/Expenses as a percentage of net assets for the most recent fiscal year have been restated to reflect current expenses.

EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain the same as stated in the previous table, and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $95    $296    $515    $1,143


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                                                                     MANAGEMENT

The Fund is an open-end investment company (mutual fund). The business of the Fund is managed under the oversight of the Board of Directors (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Fund's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

ADVISER

Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830, has served as investment adviser to the Fund since the Fund's inception in 1985. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

As of March 31, 2006, the Adviser had over $6.6 billion of assets under management.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Fund and the Adviser, will be included in the Fund's semi-annual report for the six month period ended June 30, 2006.

PORTFOLIO MANAGERS

The portfolio managers of the Fund are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis. Messrs. Burn, Kane and DeGulis are responsible for the day-to-day investment policy, portfolio management


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and investment research for the Fund. Their business experience and educational background are as follows:

HARRY BURN, III Chairman and Director of the Adviser. He has been with the Adviser since 1978 and has served as the Fund's portfolio manager since the Fund's inception. He received his B.A. and M.B.A. from the University of Virginia.

T. GIBBS KANE, JR. President and Director of the Adviser. He has been with the Adviser since 1978 and has served as the Fund's portfolio manager since the Fund's inception. He received his B.S.E. from the University of Pennsylvania Wharton School.

JOHN P. DEGULIS Portfolio Manager of the Adviser. He has been with the Adviser since January 1996 and has served as the Fund's portfolio manager since 2003. From 1996-2003, he served as an analyst. He received a B.A. in Economics from Northwestern University, and his M.B.A. from Columbia Business School.

The Fund's SAI provides additional information about each portfolio manager's respective compensation, other accounts managed by each portfolio manager, and each portfolio manager's respective ownership in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Fund's principal underwriter (the "Distributor") acts as the Fund's Distributor in connection with the offering of Fund shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.


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FUND EXPENSES

The Fund pays for all of its expenses. The Adviser or other service providers may voluntarily waive all or any portion of their fees and reimburse certain expenses of the Fund. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.


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                                                                   YOUR ACCOUNT

GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share, or NAV, next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern
Time), your transaction will be priced at that day's NAV. If the transfer agent receives your purchase request after the close, your transaction will be priced at the next day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the New York Stock Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Sound Shore Fund
  P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Sound Shore Fund
  Two Portland Square
  Portland, Maine 04101
TELEPHONE US TOLL-FREE AT:
  (800) 754-8758
WIRE INVESTMENTS (OR ACH PAYMENTS) TO US AT:
  Citibank, N.A.
  New York, New York
  ABA #021000089
FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Sound Shore Fund, Inc.
  (Your Name)
  (Your Account Number)


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which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.


The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial


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institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

As permitted, the Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


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DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

  CHECKS For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Sound Shore Fund, Inc." or to one or more owners of the account and endorsed to "Sound Shore Fund, Inc." For all other accounts, the check must be made payable on its face to "Sound Shore Fund, Inc." A $20 charge may be imposed on any returned checks.

  PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH") This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 754-8758 to request an ACH transaction.

  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.


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MINIMUM INVESTMENTS The Fund accepts payments in the following minimum amounts:

                                       MINIMUM INITIAL  MINIMUM ADDITIONAL
                                         INVESTMENT         INVESTMENT
     Standard Minimums                     $10,000/(1)/        None
     Traditional and Roth IRA Accounts      $2,000             None
     Electronic Fund Transfers             $10,000              $50
     Systematic Investment Plans           $10,000              $50

/(1)/$5,000 minimum initial investment if made through certain broker-dealers.

The Adviser may, at its discretion, waive the above investment minimums.

ACCOUNT APPLICATION AND CUSTOMER IDENTIFICATION AND VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third


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parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading (defined as more than four round-trips in and out of the Fund within a calendar year, not including automatic purchase and redemption programs). Frequent trading in the Fund may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a specified period of time. If frequent trading is detected, an appropriate course of action is taken. The Fund reserves the right to cancel within one business day, restrict or reject, without any prior notice, any purchase


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or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund may refuse any purchase (including exchange) requests, particularly requests that could adversely affect the Fund's operations. During the 2005 fiscal year, the Fund did not have to restrict any shareholder activity due to frequent trading.

ACCOUNT REQUIREMENTS

            TYPE OF ACCOUNT                           REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND     .Instructions must be signed by all
JOINT ACCOUNTS                           persons exactly as their names appear
Individual accounts are owned by one     on the account
person, as are sole proprietorship
accounts. Joint accounts have two or
more owners (tenants)
GIFTS OR TRANSFERS TO A MINOR           .Depending on state laws, you can set
(UGMA, UTMA)                             up a custodial account under the
These custodial accounts provide a way   UGMA or the UTMA
to give money to a child and obtain tax .The custodian must sign
benefits                                 instructions in a manner indicating
                                         custodial capacity
BUSINESS ENTITIES                       .Submit a secretary's (or similar)
                                         certificate covering incumbency and
                                         authority
TRUSTS                                  .The trust must be established before
                                         an account can be opened
                                        .Provide the first and signature pages
                                         from the trust document identifying
                                         the trustees


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INVESTMENT PROCEDURES

        HOW TO OPEN AN ACCOUNT                  HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                 BY CHECK
..Call or write us for an account         .Fill out an investment slip from a
 application                              confirmation statement or write us a
..Complete the application (and other      letter
 required documents)                     .Write your account number on your
..Mail us your application (and other      check
 required documents) and a check         .Mail us the slip (or your letter) and a
                                          check
BY WIRE                                  BY WIRE
..Call or write us for an account         .Call to notify us of your incoming
 application                              wire
..Complete the application (and other     .Instruct your bank to wire your
 required documents)                      money to us
..Call us to fax the completed
 application (and other required
 documents) and we will assign you an
 account number
..Mail us your original application (and
 other required documents)
..Instruct your bank to wire your
 money to us
BY ACH PAYMENT                           BY SYSTEMATIC INVESTMENT
..Call or write us for an account         .Complete the systematic investment
 application                              section of the application
..Complete the application (and other     .Attach a voided check to your
 required documents)                      application
..Call us to fax the completed            .Mail us the completed application and
 application (and other required          the voided check
 documents) and we will assign you an    .We will electronically debit your
 account number                           purchase proceeds from your selected
..Mail us your original application (and   financial institution account
 other required documents)
..We will electronically debit your
 purchase proceeds from your selected
 financial institution account

                                    [GRAPHIC]





SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                                    [GRAPHIC]





                       HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The Fund name
..  The dollar amount or number of shares you want to sell
..  How and where to send your proceeds
..Obtain a signature guarantee (See "Signature Guarantee Requirements")
..Obtain other documentation (See "Signature Guarantee Requirements")
..Mail us your request and documentation
BY WIRE
..Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more
..Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
..Mail us your request (See "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Your proceeds will be:
..  Mailed to you OR
..  Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")
SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your completed application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

WIRE REDEMPTIONS You may have your redemption proceeds wired to you if you provided bank account information on your account

                                    [GRAPHIC]




application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

SYSTEMATIC WITHDRAWAL If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:
  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemption from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

                                    [GRAPHIC]





The Fund and the transfer agent reserve the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $10,000 (not including
IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may sell your Fund shares and buy shares of another fund, also known as an exchange, by telephone or in writing. You may exchange your Fund shares for shares of a bond fund or money market fund. For a list of funds available for exchange, you may call the transfer agent.

                                    [GRAPHIC]




The minimum amount that is required to open an account in the Fund through an exchange from another fund is $2,500. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). In addition, exchanges are subject to the limitations on frequent purchases described on page 16. You may exchange your shares by mail or telephone, unless you declined telephone authorization privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of the funds you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..If opening a new account, complete an account application if you are requesting different shareholder privileges
..Mail us your request and documentation
BY TELEPHONE
..Call us with your request (unless you declined telephone authorization privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                    [GRAPHIC]



                                                              OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that

                                    [GRAPHIC]




certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund's distribution of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.


The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss in such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.


The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

                                    [GRAPHIC]



                                                           FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2005, has been audited by Deloitte & Touche LLP ("Deloitte"), whose report, along with the Fund's financial statements are included in the annual report, which is available upon request.

                                                  YEAR ENDED DECEMBER 31,
                                   2005          2004        2003        2002        2001
SELECTED DATA FOR A
 SINGLE SHARE
Net Asset Value,
 Beginning of Year                $36.71          $33.51      $25.81    $30.58       $33.70
                              ----------      ----------  ----------  --------   ----------
Investment Operations
 Net investment income              0.07/(a)/       0.10        0.05      0.05         0.10
 Net realized and unrealized
  gain (loss) on
  investments                       2.43            5.05        8.14     (4.77)       (0.36)
                              ----------      ----------  ----------  --------   ----------
Total from Investment
 Operations                         2.50            5.15        8.19     (4.72)       (0.26)
                              ----------      ----------  ----------  --------   ----------
Distributions From
 Net investment income             (0.07)          (0.10)      (0.05)    (0.05)       (0.10)
 Net realized gains                (2.51)          (1.85)      (0.44)       --        (2.76)
                              ----------      ----------  ----------  --------   ----------
Total Distributions                (2.58)          (1.95)      (0.49)    (0.05)       (2.86)
                              ----------      ----------  ----------  --------   ----------
Net Asset Value, End of Year      $36.63          $36.71      $33.51    $25.81       $30.58
                              ----------      ----------  ----------  --------   ----------
Total Return                        6.81%          15.37%      31.74%   (15.43)%      (0.81)%
Net Assets at End of Year
 (in thousands)               $2,268,234      $1,698,232  $1,014,412  $759,674   $1,033,658
Ratios to Average Net Assets:
 Expenses (net of
  reimbursement)                    0.98%           0.98%       0.98%     0.98%        0.98%
 Expenses (gross)/(b)/              0.99%           0.99%       1.00%     0.99%        0.99%
 Net investment income              0.20%           0.33%       0.18%     0.17%        0.32%
Portfolio Turnover Rate               62%             50%         62%       72%         104%

/(a)/Calculated using the average shares outstanding for the period.

/(b)/Reflects expense ratio in the absence of expense waiver and reimbursement.

[LOGO]

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York , New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

                                    [GRAPHIC]


FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL/ REPORTS
  The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund's investments.
In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

                               SOUND SHORE FUND
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 551-1980

   The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund's Web site at www.soundshorefund.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
Free copies of the annual/semi-annual reports and the SAI are available on the
                        SEC's Web site at www.sec.gov.

 In addition, you can review the annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
Exchange Commission ("SEC") in Washington, D.C. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at
                                (202) 551-8090.
                 You can also get copies of this information,
                    for a fee, by e-mail or by writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

                   Investment Company Act File No. 811-4244.